UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2014, Sealed Air Corporation (the “Company”) and certain of its subsidiaries entered into a second restatement agreement (the “Second Restatement Agreement”) whereby its senior secured credit facility was amended and restated (the “Second Amended and Restated Credit Agreement”) with Bank of America, N.A., as agent, and the other financial institutions party thereto. The changes include (i) the refinancing of the term loan A facilities, term loan B facilities and revolving credit facilities with new term loan A facilities (including facilities in Canadian dollars, euros, Japanese yen, pounds sterling and U.S. dollars) in an aggregate principal amount equivalent to $1,330 million and revolving credit facilities of $700 million, (ii) a new $100 million delayed draw term loan A facility, (iii) a 0.75% reduction of the interest rate margin for the term loan A facilities and revolving credit facilities, (iv) extension of the final maturity of the term loan A facilities and revolving credit commitment to July 25, 2019, (v) adjustments to the financial maintenance covenant of Consolidated Net Debt to Consolidated EBITDA (as defined in the Second Amended and Restated Credit Agreement) and other covenants to provide additional flexibility to the Company and (vi) other amendments. The foregoing description of the Second Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Second Restatement Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein and (ii) the Second Amended and Restated Credit Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

In connection with the Second Amended and Restated Credit Agreement, the Company and certain of its subsidiaries organized in Germany entered into a letter agreement, dated as of July 25, 2014, with Bank of America, N.A., as agent, regarding certain anti-boycott legislation in Germany.

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2014, the Company issued a press release announcing its financial results for the quarter ended June 30, 2014. We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.

Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the quarter ended June 30, 2014 were discussed. We have attached the earnings conference call supplement presentation used for the call as Exhibit 99.2 of this Form 8-K, which is incorporated herein by reference.

The information included in this item, including Exhibit 99.1 and Exhibit 99.2, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 above is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Second Restatement Agreement, dated as of July 25, 2014, by and among Sealed Air Corporation and certain subsidiaries of Sealed Air Corporation party thereto, Bank of America, N.A., as agent and the other financial institutions party thereto.

10.2	Second Amended and Restated Syndicated Facility Agreement, dated as of July 25, 2014, by and among Sealed Air Corporation and certain subsidiaries of Sealed Air Corporation party thereto, Bank of America, N.A., as agent and the other financial institutions party thereto.

10.3	Letter Agreement, dated as of July 25, 2014, by and among Sealed Air Corporation, certain subsidiaries of Sealed Air Corporation party thereto and Bank of America, N.A., as agent.

99.1	Press Release of Sealed Air Corporation dated July 30, 2014.

99.2	Earnings Conference Call Supplement Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Norman D. Finch Jr.
	Name:	Norman D. Finch Jr.
Dated: July 30, 2014	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Restatement Agreement, dated as of July 25, 2014, by and among Sealed Air Corporation and certain subsidiaries of Sealed Air Corporation party thereto, Bank of America, N.A., as agent and the other financial institutions party thereto.

10.2	Second Amended and Restated Syndicated Facility Agreement, dated July 25, 2014, by and among Sealed Air Corporation and certain subsidiaries of Sealed Air Corporation party thereto, Bank of America, N.A., as agent and the other financial institutions party thereto.

10.3	Letter Agreement, dated as of July 25, 2014, by and among Sealed Air Corporation, certain subsidiaries of Sealed Air Corporation party thereto and Bank of America, N.A., as agent.

99.1	Press Release of Sealed Air Corporation dated July 30, 2014.

99.2	Earnings Conference Call Supplement Presentation.